PROVISIONS	12 Months Ended
Dec. 31, 2020
Other provisions [abstract]
PROVISIONS	Provisions

a) Provisions
	As at December 31, 2020	As at December 31, 2019
Environmental rehabilitation (“PER”)	$2,950	$2,922
Post-retirement benefits	43	43
Share-based payments	24	26
Other employee benefits	25	19
Other	97	104
	$3,139	$3,114

b) Environmental Rehabilitation
	2020	2019
At January 1	$3,078	$2,837
PERs acquired (divested) during the year	(6)	425
Closed Sites
Impact of revisions to expected cash flows recorded in earnings	79	(75)
Settlements
Cash payments	(67)	(72)
Settlement gains	(3)	(3)
Accretion	16	18
Operating Sites
PER revisions in the year	1	(87)
Settlements
Cash payments	(39)	(21)
Settlement gains	(3)	(1)
Accretion	25	57
At December 31	$3,081	$3,078
Current portion (note 24)	(131)	(156)
	$2,950	$2,922

The eventual settlement of substantially all PERs estimated is expected to take place between 2021 and 2060.

The total PER has decreased in the fourth quarter of 2020 by $121 million primarily due to changes in cost estimates at our Lumwana, Pascua-Lama, Veladero, Phoenix, Turquoise Ridge, Cortez and North Mara properties, combined with spending incurred during the quarter. For the year ended December 31, 2020, our PER balance increased by $3 million primarily due to a decrease in the discount rate, offset by the changes in cost estimates described above, combined with spending incurred in the year. A 1% increase in the discount rate would result in a decrease in PER by $374 million and a 1% decrease in the discount rate would result in a decrease in PER by $nil (as the discount rate used was 0%), while holding the other assumptions constant.